Exhibit 10.44

AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) is entered into as of December 23, 2009 by and among SAVVIS Communications Corporation, a Missouri corporation (“Borrower”), SAVVIS, Inc., a Delaware corporation (“Holdings”), Wells Fargo Foothill, LLC, as a Lender and as Agent for all Lenders (“Agent”) and the other Lenders party to the Credit Agreement (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, Borrower, Holdings, Agent and Lenders are parties to that certain Amended and Restated Credit Agreement, dated as of December 8, 2008 (as amended, modified and supplemented from time to time, the “Credit Agreement”; capitalized terms not otherwise defined herein have the definitions provided therefor in the Credit Agreement); and

WHEREAS, Agent, Lenders, Borrower and Holdings have agreed to amend the Credit Agreement as set forth herein;

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendment. Subject to the satisfaction of the conditions set forth in Section 3 below, and in reliance upon the representations and warranties of Borrower set forth in Section 2 below, the Credit Agreement is amended as follows:

(a) Section 6.1(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(f) Indebtedness of up to $213,000,000 (calculated in accordance with GAAP) of Borrower and Holdings under the Data Center Capital Leases and the Holdings Data Center Capital Lease Guaranties, respectively,

(b) Section 6.3(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(c) Acquire, establish or create any Subsidiary except pursuant to a Permitted Acquisition and except as otherwise consented to by Agent (which such consent of Agent with respect to this clause (c) shall not be (x) unreasonably withheld or (y) required with respect to the first ten Subsidiaries established or created after the Closing Date), or

(c) Section 7(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(d) Capital Expenditures. Permit Capital Expenditures of Holdings, Borrower and their respective Subsidiaries (other than those Subsidiaries identified on Schedule Q-1) in any fiscal year in an amount less than or equal to, but not greater than,

Fiscal Year 2009	Fiscal Year 2010	Fiscal Year 2011
$121,775,000	$130,000,000	$127,995,000

(d) The definition of “Foreign Cash Equivalents” set forth on Schedule 1.1 to the Credit Agreement is hereby amended and restated as follows:

“Foreign Cash Equivalents” means (a) certificates of deposit or bankers’ acceptances maturing within 1 year from the date of acquisition thereof issued by any bank organized under the laws of a jurisdiction set forth on Schedule F-1 having at the date of acquisition thereof combined capital and surplus of not less than $250,000,000, (b) Deposit Accounts maintained with any bank that satisfies the criteria described in clause (a) above, and (c) marketable direct obligations issued by the government of any country listed on Schedule F-1 and backed by the full faith and credit of the government of such country in each case maturing within 1 year from the date of acquisition.

(e) Schedule A-2 to the Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule A-2 attached hereto.

(f) Schedule D-2 to the Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule D-2 attached hereto.

(g) Schedule F-1 to the Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule F-1 attached hereto.

(h) Schedule Q-1 to the Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule Q-1 attached hereto.

(i) Schedule 4.6(a) to the Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule 4.6(a) attached hereto.

(j) Schedule 4.7(c) to the Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule 4.7(c) attached hereto.

2. Representations and Warranties. Borrower hereby represents and warrant to Agent and Lenders that:

(a) The execution, delivery and performance of this Amendment, the Consent and Reaffirmation attached hereto and all other documents, agreements and instruments executed and delivered in connection herewith have been duly authorized by all requisite corporate or limited liability company action on the part of each Loan Party, as applicable;

(b) No Default or Event of Default has occurred and is continuing; and

(c) The representations and warranties set forth in the Credit Agreement, and in the other Loan Documents, as amended to date, are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date hereof, with the same effect as though made on the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date).

3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent (unless specifically waived in writing by Agent), each to be in form and substance satisfactory to Agent:

(a) Agent shall have received a fully executed copy of this Amendment and a copy of the Consent and Reaffirmation attached hereto executed by each of SAVVIS, Inc. and SAVVIS Communications International, Inc., together with such other documents, agreements and instruments as may be requested as required by Agent in connection with this Amendment;

(b) Agent shall have received an amendment fee in the amount of $25,000 in connection with the execution and delivery of this Amendment by Agent, which fee shall be fully earned, due and payable on the date hereof and nonrefundable when paid;

(c) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Agent and its legal counsel; and

(d) No Default or Event of Default shall have occurred and be continuing.

4. Covenants.

(a) Within 45 days of the date hereof, Borrower shall use commercially reasonable efforts to deliver to Agent a fully executed Collateral Access Agreement with respect to Borrower’s leased location at 350 East Cermak Road, Chicago, Illinois. Failure to comply with the foregoing shall constitute an immediate Event of Default.

(b) Within 8 days of the date hereof, Borrower shall deliver to Agent a counterpart of the Consent and Reaffirmation attached hereto executed by SAVVIS Federal Systems, Inc. Failure to comply with the foregoing shall constitute an immediate Event of Default.

5. Miscellaneous.

(a) Expenses. Each of Borrower and Holdings, jointly and severally, agree to pay on demand all costs and expenses of Agent in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of the Credit Agreement as amended hereby.

(b) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of New York.

(c) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Any party delivering an executed counterpart to this Amendment by telefacsimile or other electronic transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

6. Release.

(a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, either known or suspected, both at law and in equity, which any Loan Party or any of their successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b) Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

SAVVIS COMMUNICATIONS CORPORATION, a Missouri corporation, as Borrower

By:	/s/ Siobhan E. DeLeeuw
Title:	VP-Controller

SAVVIS, INC., a Delaware corporation, as Holdings

By:	/s/ Siobhan E. DeLeeuw
Title:	VP-Controller

Signature Page to Amendment No. 4 to Amendment and Restated Credit Agreement

WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, as Agent and as a Lender

By:	/s/ Nichol S. Shuart
Title:	VP

Signature Page to Amendment No. 4 to Amendment and Restated Credit Agreement

Schedule A-2

Data Center Leases

Name	Title

Gregory Freiberg	Chief Financial Officer

Jens Teagan	Vice President

Siobhan DeLeeuw	Vice President and Controller

John Lindblad	Assistant Treasurer

Schedule D-2

Data Center Leases

ID	Lessor	Address	End Date

SF1	United States Postal Service	390 Main Street San Francisco, CA	8/2010

BO2	100 TCD Associates and TW Conroy 2 LLC	580 Winter Street Waltham, MA	9/2011

NJ2	Global Weehawken Acq Co LLC	300 Boulevard East Weehawken, NJ	8/2011

CH4	Digital Lakeside, LLC c/o Digital Realty Trust, L.P.	350 East Cermak Suite 800 Chicago, IL	1/2020

Schedule F-1

Foreign Cash Equivalent Jurisdictions

Australia

Belgium

Bermuda

Brazil

Canada

Finland

France

Germany

Hong Kong

Hungary

India

Italy

Japan

Malaysia

Netherlands

New Zealand

Norway

Philippines

Portugal

Republic of Korea

Singapore

Spain

Switzerland

Taiwan

Turkey

United Kingdom

Schedule Q-1

Foreign Subsidiaries

SAVVIS Australia Pty Ltd. (Australia)

SAVVIS Communications KK (Japan)

SAVVIS Communications Private Limited (India)

SAVVIS Europe B.V. (The Netherlands)

SAVVIS France S.A.S. (France)

SAVVIS German GmbH (Germany)

SAVVIS Hong Kong Ltd. (Hong Kong)

SAVVIS Italia S.r.l. (Italia)

SAVVIS Malaysia Sdn. Bhd. (Malaysia)

SAVVIS New Zealand Limited (New Zealand)

SAVVIS Singapore Company Pte. Ltd. (Singapore)

SAVVIS (South Africa) (Proprietary) Limited (South Africa)

SAVVIS Switzerland A.G. (Switzerland)

SAVVIS Taiwan Limited (Taiwan)

SAVVIS Thailand Limited (Thailand)

SAVVIS U.K. Limited (U.K.)

SAVVIS Argentina, S.A. (Argentina)

SAVVIS do Brasil Ltda. (Brazil)

SAVVIS Telecommunicacoes Ltda. (Brazil)

SAVVIS Communications Chile, S.A. (Chile)

SAVVIS Mexico, S.A. de C.V. (Mexico)

SAVVIS Magyarorszag Tavkozlesi Kft. (Hungary)

SAVVIS Philippines, Inc. (Philippines)

SAVVIS Poland Sp Zo.o.

SAVVIS Korea Limited (Republic of Korea)

Schedule 4.6(a)

Jurisdictions of Organization

Holdings	Delaware
Borrower	Missouri
SAVVIS Communications International, Inc.	Delaware
SAVVIS Federal Systems, Inc.	Delaware
SAVVIS Australia Pty. Ltd.	Australia
SAVVIS Hong Kong Limited	Hong Kong
SAVVIS Communications Private Limited	India
SAVVIS Communications KK	Japan
SAVVIS Malaysia Sdn. Bhd.	Malaysia
SAVVIS New Zealand Limited	New Zealand
SAVVIS Philippines, Inc.	Philippines
SAVVIS Singapore Company Pte. Ltd.	Singapore
SAVVIS Taiwan Limited	Taiwan
SAVVIS Thailand Limited	Thailand
SAVVIS Argentina, S.A.	Argentina
SAVVIS do Brasil Ltda.	Brazil
SAVVIS Telecomunicacoes Ltda.	Brazil
SAVVIS Communications Chile, S.A.	Chile
SAVVIS Mexico, S.A. de C.V.	Mexico
SAVVIS France S.A.S.	France
SAVVIS Germany GmbH	Germany
SAVVIS Magyarorszag Tavkozlesi Kft.	Hungary
SAVVIS Italia S.r.l.	Italy
SAVVIS Poland Sp Zo.o.	Poland
SAVVIS Switzerland A.G.	Switzerland
SAVVIS UK Limited	United Kingdom
SAVVIS Europe B.V.	Netherlands
SAVVIS (South Africa) (Properietary) Limited	South Africa
SAVVIS Korea Limited	Republic of Korea

Schedule 4.7(c)

Capitalization of Holdings’ Subsidiaries

Subsidiary	Jurisdiction of Organization	Authorized Shares of Common Stock	Outstanding Shares of Common Stock	Owner
Borrower	Missouri	2,434,194	1,606,682	Holdings (100%)
SAVVIS Communications International, Inc.	Delaware	1,000	100	Holdings (100%)
SAVVIS Federal Systems, Inc.	Delaware	1,000	100	Borrower (100%)
SAVVIS Australia Pty. Ltd.	Australia		1	Holdings (100%)
SAVVIS Hong Kong Limited	Hong Kong		2	Holdings (50%) SAVVIS Communications International, Inc., as nominee (50%)
SAVVIS Communications Private Limited	India	100,000	100,000	R. Begur (1 share) A.R.A. Corporate Consultants Private Limited (9,999) shares
SAVVIS Communications KK	Japan		127	Holdings (100%)
SAVVIS New Zealand Limited	New Zealand		200,120	Holdings (100%)
SAVVIS Philippines, Inc.	Philippines		7,910,000	Holdings (99.9%) Gregory W. Freiberg (1 share)
SAVVIS Singapore Company Pte. Ltd.	Singapore	200,000	2	Holdings (100%)
SAVVIS Taiwan Limited	Taiwan	32,000,000	800,000

Holdings (99.9%)

SAVVIS Communications International, Inc. (1 share)

SAVVIS Europe B.V. (1 share)

SAVVIS Australia Pty. Ltd (1 share)

SAVVIS Hong Kong Limited (1 share)

SAVVIS New Zealand Limited (1 share)

SAVVIS Singapore Company Pte. Ltd. (1 share)

SAVVIS Argentina, S.A.	Argentina			Holdings (99.8%) SAVVIS Communications International, Inc. (0.2%)
SAVVIS do Brasil Ltda.	Brazil			Holdings (95.0%) SAVVIS Communications International, Inc. (5.0%)
SAVVIS Telecomunicacoes Ltda.	Brazil			SAVVIS do Brasil Ltda. (99.8%) Holdings (0.2%)

Subsidiary	Jurisdiction of Organization	Authorized Shares of Common Stock	Outstanding Shares of Common Stock	Owner
SAVVIS Communications Chile, S.A.	Chile			Holdings (99.9%) SAVVIS Communications International, Inc. (0.1%)
SAVVIS Mexico, S.A. de C.V.	Mexico		5,000	Holdings (99.0%) SAVVIS Communications International, Inc. (1.0%)
SAVVIS France S.A.S.	France			Holdings (100%)
SAVVIS Germany GmbH	Germany		1	Holdings (100%)
SAVVIS Magyarorszag Tavkozlesi Kft.	Hungary			Holdings (100%)
SAVVIS Italia S.r.l.	Italy			Holdings (95.0%) SAVVIS Communications International, Inc. (5.0%)
SAVVIS Poland Sp Zo.o.	Poland		80	Holdings (100%)
SAVVIS Switzerland A.G.	Switzerland		400	Holdings (100%)
SAVVIS UK Limited	U.K.	1,000,000	1,000,000	Holdings (100%)
SAVVIS Malaysia Sdn. Bhd	Malaysia	100,000	100,000	Holdings (99.9%) K. Abraham (1 share) Timothy Lwa (1 share)
SAVVIS Europe B.V.	Netherlands		40	Holdings (100%)
SAVVIS (South Africa) (Properietary) Limited	South Africa	1,000	1	Holdings (100%)
SAVVIS Thailand Limited	Thailand			Holdings (99.9%) Borrower (1 share) Gregory W. Freiberg (1 share)
SAVVIS Korea Limited	Republic of Korea			SAVVIS Communications International, Inc. (100%)

CONSENT AND REAFFIRMATION

Each of the undersigned hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 4 to Amended and Restated Credit Agreement (the “Amendment”); (ii) consents to Borrower’s execution and delivery of the Amendment; (iii) agrees to be bound by the terms of the Amendment (including without limitation Section 6 of the Amendment); and (iv) reaffirms that the Loan Documents to which it is a party (and its obligations thereunder) shall continue to remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and have acknowledged and agreed to same, each of the undersigned understands that Agent and Lenders have no obligation to inform any of the undersigned of such matters in the future or to seek any of the undersigned’s acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation on and as of the date of the Amendment.

SAVVIS, INC., a Delaware corporation

By
Title

SAVVIS COMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation

By
Title

SAVVIS FEDERAL SYSTEMS, INC., a Delaware corporation

By
Title

Consent and Reaffirmation to Amendment No. 4 to Amended and Restated Credit Agreement